UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 30, 2025

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMT	New York Stock Exchange
1.950% Senior Notes due 2026	AMT 26B	New York Stock Exchange
0.450% Senior Notes due 2027	AMT 27C	New York Stock Exchange
0.400% Senior Notes due 2027	AMT 27D	New York Stock Exchange
4.125% Senior Notes due 2027	AMT 27F	New York Stock Exchange
0.500% Senior Notes due 2028	AMT 28A	New York Stock Exchange
0.875% Senior Notes due 2029	AMT 29B	New York Stock Exchange
0.950% Senior Notes due 2030	AMT 30C	New York Stock Exchange
3.900% Senior Notes due 2030	AMT 30D	New York Stock Exchange
4.625% Senior Notes due 2031	AMT 31B	New York Stock Exchange
1.000% Senior Notes due 2032	AMT 32	New York Stock Exchange
1.250% Senior Notes due 2033	AMT 33	New York Stock Exchange
4.100% Senior Notes due 2034	AMT 34A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.

On May 30, 2025, American Tower Corporation (the “Company”) completed a registered public offering of 500.0 million euros (“EUR”) aggregate principal amount of its 3.625% senior unsecured notes due 2032 (the “notes”), which resulted in aggregate net proceeds to the Company of approximately 496.8 million EUR (approximately $558.4 million at the EUR/U.S. dollar exchange rate of 1.00 EUR = $1.1240, as reported by Bloomberg on May 19, 2025), after deducting commissions and estimated expenses. The Company intends to use the net proceeds to repay existing indebtedness under its $6.0 billion senior unsecured multicurrency revolving credit facility, as amended and restated in December 2021, as further amended, and for general corporate purposes.

The Company issued the notes under an indenture dated as of June 1, 2022 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture dated as of May 30, 2025 (the “Supplemental Indenture No. 9” and, together with the Base Indenture, the “Indenture”), among the Company, the Trustee and U.S. Bank Europe DAC, UK Branch, as paying agent. The following description of the Indenture is a summary and is qualified in its entirety by reference to the detailed provisions of the Indenture.

The notes will mature on May 30, 2032 and bear interest at a rate of 3.625% per annum. Accrued and unpaid interest on the notes will be payable in EUR in arrears on May 30 of each year, beginning on May 30, 2026. Interest on the notes will accrue from May 30, 2025 and will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the notes. The terms of the Indenture, among other things, limit (a) the Company’s ability to merge, consolidate or sell assets, and (b) the Company’s and its subsidiaries’ abilities to incur liens. These covenants are subject to a number of exceptions, including that the Company and its subsidiaries may incur liens on assets, mortgages or other liens securing indebtedness, provided the aggregate amount of indebtedness secured by such liens shall not exceed 3.5x Adjusted EBITDA as defined in the Indenture.

The Company may redeem the notes at any time, in whole or in part, at its election at the applicable redemption price. If the Company redeems the notes prior to March 30, 2032, the Company shall pay a redemption price equal to 100% of the principal amount of the notes being redeemed plus a make-whole premium, together with accrued interest to the redemption date. If the Company redeems the notes on or after March 30, 2032, the Company shall pay a redemption price equal to 100% of the principal amount of the notes being redeemed plus accrued interest to the redemption date. In addition, if the Company undergoes a Change of Control and Ratings Decline, each as defined in the Indenture, the Company may be required to repurchase all of the notes at a purchase price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest (including additional interest, if any), up to but not including the repurchase date.

The Indenture provides that each of the following is an event of default (“Event of Default”): (i) default for 30 days in payment of any interest due with respect to the notes; (ii) default in payment of principal or premium, if any, on the notes when due, at maturity, upon any redemption, by declaration or otherwise; (iii) failure by the Company to comply with covenants in the Indenture or notes for 90 days after receiving notice; and (iv) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries, as defined in the Indenture. If any Event of Default arising under clause (iv) above occurs, the principal amount and accrued and unpaid interest on all the outstanding notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the then outstanding notes may declare the entire principal amount on all the outstanding notes to be due and payable immediately.

The foregoing is only a summary of certain provisions and is qualified in its entirety by the terms of the Base Indenture, as filed with the Securities and Exchange Commission on June 1, 2022 as an exhibit to the Company’s Registration Statement on Form S-3 (No. 333-265348), and the Supplemental Indenture No. 9, a copy of which is filed herewith as Exhibit 4.1, and incorporated by reference herein.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please refer to the discussion under Item 1.01 above, which is incorporated under this Item 2.03 by reference.

Item 9.01   Financial Statements and Exhibits.

A copy of the opinion of Cleary Gottlieb Steen & Hamilton LLP relating to the legality of the issuance by the Company of the notes is attached as Exhibit 5.1 hereto.

(d) Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture No. 9, dated as of May 30, 2025, by and among American Tower Corporation, U.S. Bank Trust Company, National Association, as trustee, and U.S. Bank Europe DAC, UK Branch, as paying agent.

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date: May 30, 2025	By:	/s/ Rodney M. Smith
Rodney M. Smith
Executive Vice President, Chief Financial Officer and Treasurer